Exhibit 10.27

AMENDMENT

TO THE

SALARY CONTINUATION AGREEMENT

FOR

LINDA J. MILES

THIS AMENDMENT is adopted this     day of                     , 2012, effective as of January 1, 2006, by and between REDDING BANK OF COMMERCE, a California Corporation (the “Bank”), and LINDA J. MILES (the “Executive”).

The Bank and the Executive executed the Salary Continuation Agreement effective April 17, 2001, and amended January 1, 2006 and December 31, 2006 (the “Agreement”).

The undersigned do hereby amend the Agreement for the purposes of adding language regarding the status of Specified Employees under Internal Revenue Code Section 409A. No modification herein is intended to violate the rules, regulations and/or the intent of Section 409A with respect to the form and/or timing of Executive’s applicable benefit payments. At all times the Agreement for the Executive shall be administered in compliance with Section 409A and the regulations promulgated thereto. Therefore, the following changes shall be made:

1.)	A new Section 1.13 shall be added as follows:

1.13 “Specified Employee” means an employee who at the time of Termination of Employment is a key employee of the Bank, if any stock of the Bank is publicly traded on an established securities market or otherwise. For purposes of this Agreement, an employee is a key employee if the employee meets the requirements of the Code Section 416(i)(1)(A)(i), (ii), or (iii) (applied in accordance with the regulations thereunder and disregarding section 416(i)(5)) at any time during the twelve (12) month period ending on December 31 (the “identified period”). If the employee is a key employee during an identification period, the employee is treated as a key employee for purposes of this Agreement during the twelve (12) month period that begins on the first day of April following the close of the identification period.

2.)	A new Section 2.5 shall be added as follows:

2.5 Restriction on Commencement of Distributions. Notwithstanding anything in this Agreement to the contrary, if the Executive is considered a Specified Employee, the provisions in this Section 2.5 shall govern all distributions hereunder. If benefit distributions which would otherwise be made to the Executive due to Termination of Employment are limited because the Executive is a Specified Employee, then such distributions shall not be made during the first six (6) months following Termination of Employment. Rather, any distribution which would otherwise be paid to the Executive during such period shall be accumulated and paid to the Executive in a lump sum on the first day of the seventh month following Termination of Employment. All subsequent distributions shall be paid in the manner specified.

3.)	A new Section 2.6 shall be added as follows:

2.6 Distributions Upon Taxation of Amounts Deferred. If, pursuant to Code Section 409A, the Federal Insurance Contributions Act or other state, local or foreign tax, the Executive becomes subject to tax on the amounts deferred hereunder, then the Bank may make a limited distribution to the Executive in a manner that conforms to the requirements of Code Section 409A. Any such distribution will decrease the Executive’s benefits distributable under this Agreement.

4.)	A new Section 2.7 shall be added as follows:

2.7 Change in Form or Timing of Distributions. For distribution of benefits under this Agreement

(a)	may not accelerate the time or schedule of any distribution, except as provided in Code Section 409A;

(b)	must, for benefits distributable under Section 2.4, be made at least twelve (12) months prior to the first scheduled distribution;

(c)	must, for benefits distributable under Sections 2.1, 2.2, 2.3, 2.4, delay the commencement of distributions for a minimum of five (5) years from the date the first distribution was originally scheduled to be made; and

(d)	must take effect not less than twelve (12) months after the amendment is made.

IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this amendment and executed the original thereof on the first day set forth hereinabove, and that, upon execution, each has received a conforming copy.

EXECUTIVE:	BANK:
Redding Bank of Commerce

By
Linda J. Miles
Title

AMENDMENT

TO THE

SALARY CONTINUATION AGREEMENT

FOR

PATRICK J. MOTY

THIS AMENDMENT is adopted this     day of                         , 2012, effective as of January 1, 2006, by and between REDDING BANK OF COMMERCE, a California Corporation (the “Bank”), and PATRICK J. MOTY (the “Executive”).

The Bank and the Executive executed the Salary Continuation Agreement effective April 1, 2006, and amended September 30, 2007 (the “Agreement”).

The undersigned do hereby amend the Agreement for the purposes of adding language regarding the status of Specified Employees under Internal Revenue Code Section 409A. No modification herein is intended to violate the rules, regulations and/or the intent of Section 409A with respect to the form and/or timing of Executive’s applicable benefit payments. At all times the Agreement for the Executive shall be administered in compliance with Section 409A and the regulations promulgated thereto. Therefore, the following changes shall be made:

5.)	A new Section 1.13 shall be added as follows:

1.13 “Specified Employee” means an employee who at the time of Termination of Employment is a key employee of the Bank, if any stock of the Bank is publicly traded on an established securities market or otherwise. For purposes of this Agreement, an employee is a key employee if the employee meets the requirements of the Code Section 416(i)(1)(A)(i), (ii), or (iii) (applied in accordance with the regulations thereunder and disregarding section 416(i)(5)) at any time during the twelve (12) month period ending on December 31 (the “identified period”). If the employee is a key employee during an identification period, the employee is treated as a key employee for purposes of this Agreement during the twelve (12) month period that begins on the first day of April following the close of the identification period.

6.)	A new Section 2.5 shall be added as follows:

2.5 Restriction on Commencement of Distributions. Notwithstanding anything in this Agreement to the contrary, if the Executive is considered a Specified Employee, the provisions in this Section 2.5 shall govern all distributions hereunder. If benefit distributions which would otherwise be made to the Executive due to Termination of Employment are limited because the Executive is a Specified Employee, then such distributions shall not be made during the first six (6) months following Termination of Employment. Rather, any distribution which would otherwise be paid to the Executive during such period shall be accumulated and paid to the Executive in a lump sum on the first day of the seventh month following Termination of Employment. All subsequent distributions shall be paid in the manner specified.

7.)	A new Section 2.6 shall be added as follows:

2.6 Distributions Upon Taxation of Amounts Deferred. If, pursuant to Code Section 409A, the Federal Insurance Contributions Act or other state, local or foreign tax, the Executive becomes subject to tax on the amounts deferred hereunder, then the Bank may make a limited distribution to the Executive in a manner that conforms to the requirements of Code Section 409A. Any such distribution will decrease the Executive’s benefits distributable under this Agreement.

8.)	A new Section 2.7 shall be added as follows:

2.7 Change in Form or Timing of Distributions. For distribution of benefits under this Agreement

(e)	may not accelerate the time or schedule of any distribution, except as provided in Code Section 409A;

(f)	must, for benefits distributable under Section 2.4, be made at least twelve (12) months prior to the first scheduled distribution;

(g)	must, for benefits distributable under Sections 2.1, 2.2, 2.3, 2.4, delay the commencement of distributions for a minimum of five (5) years from the date the first distribution was originally scheduled to be made; and

(h)	must take effect not less than twelve (12) months after the amendment is made.

IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this amendment and executed the original thereof on the first day set forth hereinabove, and that, upon execution, each has received a conforming copy.

EXECUTIVE:	BANK:
Redding Bank of Commerce

By
Patrick J. Moty
Title

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